UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2009
Date of Report (Date of earliest event reported)

1ST HOME BUYAND SELL LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-52936	27-1034540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5315 East 93 Street Tulsa, OK	74137
(Address of principal executive offices)	(Zip Code)

(918) 808-7290
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Copy of all communications to:
Diane D. Dalmy
Attorney at Law
8965 W. Cornell Place
Lakewood, Colorado 80227
 303.985.9324 (telephone)
303.988.6954 (fax)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01    Changes in Registrant's Certifying Accountant

1ST Home Buy and Sell, Ltd., a Nevada corporation (the “Company”), has engaged M&K CPAs, PLLC  (“M&K”) as its principal independent registered public accounting firm effective October 19, 2009.  Concurrent with this appointment, the Company dismissed Seale and Beers, CPAs (“S&B”), as the registered independent public accountant effective October 19, 2009.  The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The report of S&B on the Company’s financial statements for either of the past two fiscal years ended June 30, 2009 and June 30, 2008 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  From the date of appointment through the date of dismissal, there were no disagreements between the Company and S&B, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of S&B, would have caused S&B to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided S&B with a copy of this Current Report on Form 8-K and has requested that S&B furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not S&B agrees with the statements made in this Current Report on Form 8-K with respect to S&B and, if not, stating the aspects with which they do not agree.  The Company has received the requested letter from S&B as to confirmation of their agreement as to the Company’s disclosures in this Current Report.

In connection with the Company’s appointment of M&K as the Company’s principal registered accounting firm at this time, the Company has not consulted M&K on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1           Letter of Seale and Beers, CPAs dated October 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st HOME BUYAND SELL LTD.

Date: October 22, 2009	By:	/s/ Garry Unger
Name: Garry Unger
Title: President